UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 19, 2013

CHINA AUTO LOGISTICS INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52625	20-2574314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Floor 1 FTZ International Auto Mall
86 Tianbao Avenue, Free Trade Zone
Tianjin Province, The People’s Republic of China 300461
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86) 22-2576-2771

_________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Four proposals were submitted to a vote of the stockholders of China Auto Logistics Inc. (the “Company”) at the 2013 annual meeting of stockholders, which was held on November 19, 2013 (the “Annual Meeting”).  The first proposal was for the election of seven nominees to serve as directors of the Company until the end of their respective terms.  The second proposal was to ratify the appointment of Marcum LLP as the Company’s independent registered public accountants for the fiscal year 2013. The third proposal was an advisory vote on the compensation of the Chief Executive Officer and other named executive officers (“Say on Pay”). The fourth proposal was an advisory vote on the frequency of future Say on Pay votes.  Additional information about the proposals can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 8, 2013.

Of the 3,694,394 shares of stock issued and outstanding and entitled to vote at the Annual Meeting, 2,866,466 shares were represented in person or by proxy, which constituted approximately 77.58% of the total votes entitled to be cast at the meeting.  Each share of common stock outstanding is entitled to one vote.

Proposal 1 – Election of Directors

The voting results for the election of Directors were as follows:

	Number of Shares Voted For	Number of Shares Withheld

Tong Shiping	1,965,122	417
Cheng Weihong	1,965,122	417
Wang Xinwei	1,965,122	417
Howard S. Barth	1,964,800	739
Wang Wei	1,964,784	755
Yang Lili	1,964,784	755
Zou Baoying	1,965,122	417

There were no votes against any nominee.  There were 900,927 broker non-votes for this proposal.

Proposal 2 – Ratification of the Appointment of Marcum LLP to serve as the Company’s independent registered public accountants for the fiscal year 2013

The voting results for the ratification of the appointment of Marcum LLP to serve as the Company’s independent registered public accountants for the fiscal year 2013 were as follows:

For: 2,840,542	Against: 17,593	Abstain: 8,331

There were no broker non-votes for this proposal.

Proposal 3 – Advise on the compensation of the Chief Executive Officer and other named executive officers

The voting results for the advisory vote on the compensation of the Chief Executive Officer and other named executive officers were as follows:

For: 1,959,691	Against: 4,593	Abstain: 1,255

There were 900,927 broker non-votes for this proposal.

Proposal 4 – Advise on the frequency of stockholder advisory votes on executive compensation

The voting results for the advisory vote on the frequency of stockholder advisory votes on executive compensation were as follows:

1 Year: 67,057	2 Years: 16,049	3 Years: 1,881,966	Abstain: 467

There were 900,927 broker non-votes for this proposal.

Consistent with the recommendation of the Board of Directors (the “Board”) and the stockholder votes at the Annual Meeting, the Board has determined to hold a non-binding, advisory vote on the compensation of our named executive officers every three years.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2013

CHINA AUTO LOGISTICS INC.

By:	/s/ Tong Shiping
Name:	Tong Shiping
Title:	President and Chief Executive Officer